                                                                   EXHIBIT 10.16

                      FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT ("First Amendment"), dated effective as of June 24, 1999, is made and entered into by and among ASD SYSTEMS, INC., a Texas corporation ("Borrower"), and COMERICA BANK-TEXAS, a state banking association ("Lender").

                                   RECITALS:

WHEREAS, Borrower and Lender are parties to that certain Credit Agreement dated as of May 13, 1998 (the "Credit Agreement"); and

WHEREAS, in connection with an increase in the Equipment Loan Maximum Amount and the Revolving Credit Maximum Amount (as both of such terms are defined in the Credit Agreement), Borrower and Lender have agreed, on the terms and conditions herein set forth, that the Credit Agreement be amended in certain respects.

                                  AGREEMENTS:

NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and for other good and valuable consideration, the receipt and sufficiency which are hereby acknowledged and confessed, Borrower and Lender do hereby agree as follows:

Section 1. General Definitions. Except as expressly modified by this First Amendment, capitalized terms used herein which are defined in the Credit Agreement shall have the same meanings when used herein.

Section 2. Amendment of Definitions. The following definitions set forth in the Defined Terms Addendum of the Credit Agreement are hereby amended and restated in their entirely to hereafter be and read as follows:

        "Borrowing Base Limitation" shall mean the sum of (a) $750,000.00 and
        (b) eighty percent (80%) of Eligible Accounts.

        "Equipment Loan Maximum Amount" shall mean Two Million Dollars ($2,000,000.00).

        "Equipment Loan Advance Termination Date" shall mean November 13, 1999.

        "Equipment Loan Maturity Date" shall mean November 13, 2002, or such earlier date on which the aggregate unpaid principal amounts of all Equipment Loans become due and payable whether by the lapse of time, demand for payment acceleration or otherwise; provided, however, if any such date is not a Business Day, then the Equipment Loan Maturity Date shall be the next succeeding Business Day.

        "Equipment Note" shall mean the promissory note dated effective June 24, 1999 in the original principal amount of $2,000,000.00, executed and delivered by Borrower payable to the order of Bank, as the same may be renewed, extended, modified, increased or restated from time to time.

        "Revolving Credit Maturity Date" shall mean May 13, 2000, or such earlier date on which the entire unpaid principal amount of all Revolving Loans becomes due and payable whether by the lapse of time, demand for payment, acceleration or otherwise; provided, however, if any such date is not a Business Day, then the Revolving Credit Maturity Date shall be the next succeeding Business Day.

        "Revolving Credit Maximum Amount" shall mean the lesser of (a) TWO MILLION DOLLARS ($2,000,000.00), or (b) the Borrowing Base Limitation.

        "Revolving Credit Note" shall mean the Revolving Credit Note dated effective June 24, 1999 in the original principal amount of $2,000,000.00 executed by Borrower payable to the order of the Bank, as the same may be renewed, extended, modified, increased or restated from time to time.

        "Tangible Net Worth Adjustment" shall mean an amount equal to, on any day, the sum of (a) fifty percent (50%) of the aggregate Net Income of Borrower, on a consolidated basis, for each calendar month ending from and after the date hereof through and including the calendar month ending on or immediately prior to the calendar month in which such determination day occurs (with no adjustment downward for any net losses), and (b) the aggregate of all equity added to the consolidated balance sheet of Borrower after the date hereof as a result of Borrower's issuance and sale of its stock or any other equity interest in Borrower.

Section 3. Amendment of Borrowing Base Certificate Form. The form of Borrowing Base Certificate attached as Exhibit A to the Credit Agreement is hereby deleted in its entirety and is replaced by the form of Borrowing Base Certificate attached to this First Amendment as Exhibit A.

Section 4. Amendment of Financial Covenants. The Financial Covenants Addendum to the Credit Agreement is hereby deleted in its entirety and is replaced by the Financial Covenants Addendum in the form of Exhibit B attached to this First Amendment.

Section 5. Additional Equipment Loan Fee. In consideration of Lender agreeing to the increase of the Equipment Loan Maximum Amount evidenced hereby, Borrower hereby agrees to pay to Lender, contemporaneously with the execution and delivery of this First Amendment, a commitment fee of $5,000.00, with Lender being hereby authorized to withdraw such fee from any amount or accounts of Borrower which are maintained with Lender.

Section 6. Representations and Warranties. Borrower represents and warrants to Lender that the representations and warranties contained in Section 3 of the Credit Agreement and in all of-the other Loan Documents are true and correct in all material respects on and as of the effective date hereof as though made on and as of such effective date. Borrower hereby certifies that no event has occurred and is continuing which constitutes a Default or an Event of Default under the Credit Agreement, as amended hereby, or which, upon the giving of notice or the lapse of time, or both, would constitute a Default or an Event of Default. Additionally, Borrower hereby represents and warrants to Lender that the resolutions of the Board of Directors of Borrower which are set out in the Corporate Resolutions and Incumbency Certification dated May 13, 1999, executed and delivered to Lender by the Secretary of Borrower in connection with the Credit Agreement, remain in full force and effect as of the effective date hereof and have not been modified, amended, superseded or revoked.

Section 7. Ratification. Borrower hereby ratifies and confirm that the Credit Agreement, as amended hereby, is in full force and effect and is binding and enforceable against Borrower in accordance with the terms thereof.
Additionally, Borrower confirms and ratifies that the liens, security interests, and assignments granted in the Security Agreement (All Assets) and the Security Agreement (Intellectual Property), both dated May 13, 1999 and previously executed and delivered by Borrower to Lender in connection with the Loans are in full force and effect and continue to secure the Loans and all other Indebtedness of Borrower which is now or hereafter outstanding under the Credit Agreement, as amended hereby, and any other Loan Documents (including the $2,000,000 Equipment Note and the $2,000,000.00 Revolving Credit Note, both of even effective date herewith, executed by Borrower, payable to the order of Lender).

Section 8. Limitations. The consents and amendments set forth herein are limited precisely as written and shall not be deemed to (a) be a consent to, or waiver, amendment or modification of, any other term or condition of the Credit Agreement or any of the other Loan Documents, or (b) except as expressly set forth herein, prejudice any right or rights which Lender may now have or may have in the future under or in connection with the Credit Agreement, the Loan Documents or any of the other documents referred to therein. Except as expressly modified or amended hereby, the terms and provisions of the Credit Agreement, the Notes, and any other Loan Documents are and shall remain in full force and effect. In the event of a conflict between this First Amendment and any of the foregoing documents, the terms of this First Amendment shall be controlling.

Section 9. Payment of Expenses. Borrower agrees to reimburse Lender for the payment of all costs and expenses arising in connection with the preparation, execution, and delivery of this First Amendment and all other Loan Documents to be executed in connection herewith, including, without limitation, the reasonable fees and expenses of counsel for Lender. The provisions of this section shall survive the termination of the Credit Agreement and the repayment of the Loans.

Section 10. Descriptive Headings, Etc. The descriptive headings of the several sections of this First Amendment are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

Section 11. Entire Agreement. This First Amendment and the documents referred to herein represent the entire understanding of the parties hereto regarding the subject matter hereof and supersede all prior and contemporaneous oral and written agreements of the parties hereto with respect to the subject matter hereof.

Section 12. Counterparts; Facsimile Signatures. This First Amendment may be executed in any number of counterparts and by different parties on separate counterparts and all of such counterparts shall together constitute one and the same instrument. Complete sets of counterparts shall be lodged with Borrower and Lender. To facilitate the execution and delivery of this First Amendment and any other Loan Documents required by Lender in connection herewith, the parties hereto may execute and exchange facsimile counterparts of the Signature pages of this First Amendment and any of such other Loan Documents required by Lender in connection herewith, and facsimile counterparts of such signatures pages shall serve as originals of this First Amendment and any such other Loan Documents.

Section 13. References to Credit Agreement. As used in the Credit Agreement (including all Exhibits thereto) and all other Loan Documents, on and subsequent to the effective date hereof, the terms "Agreement," "Credit Agreement" and "Loan Agreement" shall mean the Credit Agreement, as amended by this First Amendment.

        THE CREDIT AGREEMENT, AS AMENDED HEREBY, TOGETHER ALL OTHER LOAN DOCUMENTS (AS DEFINED IN THE CREDIT AGREEMENT) CONSTITUTE A WRITTEN LOAN AGREEMENT AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES TO IT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their respective duly authorized offices as of the date first above written.

                                ASD SYSTEMS, INC.,
                                a Texas corporation



                                By:      /s/  Norm Charney
                                     -----------------------------------
                                Name:      Norm Charney
                                     -----------------------------------
                                Title:      President
                                     -----------------------------------


                                COMERICA BANK-TEXAS



                                By:      /s/   Robin Ingari
                                     -----------------------------------
                                     Robin Ingari, Senior Vice President

                      FORM OF BORROWING BASE CERTIFICATE

This Borrowing Base Certificate for the period beginning _________________ and ending _______________________ ("Current Period") is delivered pursuant to that certain Credit Agreement (the "Credit Agreement") dated to be effective as of __________________, 1999 by and between COMERICA BANK - TEXAS ("Bank") and ASD SYSTEMS, INC. ("Borrower"). Terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement.
Line



1.  Total Accounts as of the end of the Current Period          $__________

2.  Ineligible Accounts as of the end of the Current Period:



    (a) All Accounts unpaid more than 90 days
        from the invoice date or more than 60
        days past due                                   $__________

    (b) All of the Accounts of Account Debtor(s)
        where 25% of the Accounts of such Account
        Debtor(s) are unpaid more than 90 days
        from invoice date or more than 60 days
        past due, net of the amount included in
        Line 2(a) for Account Debtor(s)                 $__________

    (c) Accounts of any Account Debtor (other
        than any Approved Account Debtor)
        in excess of 20% of Borrower's aggregate
        Accounts                                        $__________

    (d) Intercompany and Affiliate Accounts             $__________

    (e) Government Accounts                             $__________

    (f) Foreign Accounts not covered by credit
        insurance of letters of credit acceptable
        to Bank                                         $__________

    (g) Accounts subject to any dispute or set
        off or contra account                           $__________

    (h) COD Accounts                                    $__________

    (i) Other Accounts which do not satisfy the
        criteria set forth in the Credit Agreement
        for "Eligible Accounts"                         $__________

3.  Total ineligible Accounts as of the end of
    the Current Period (Add Line 2(a) through Line 2(i))        $___________

4.  Total Eligible Accounts as of the end of the Current
    Period (Line 1 minus Line 3)                                $___________


                                   EXHIBIT A

5.  Accounts Advance Factor is 80%                              $___________

6.  Borrowing Base ((i) Line 4 multiplied by Line 5
    plus (ii) $750,000)                                         $___________

7.  Aggregate Amount of Revolving Credit outstanding as
    of the end of the Current Period.                           $___________

8.  Amount available for borrowing, if positive, or
    amount to be repaid, if negative (Line 6 minus Line 7)      $___________


        The undersigned hereby certifies that the above information and computations are true and not misleading as of the date hereof, and that no Default or Event of Default has occurred and is continuing.

                                BORROWER:

                                ASD SYSTEMS, INC.,
                                a Texas corporation



                                By:
                                      ---------------------------------
                                Name:
                                      ---------------------------------
                                Title:
                                      ---------------------------------

                                   EXHIBIT A

                         FINANCIAL COVENANTS ADDENDUM

SECTION 1.  FINANCIAL COVENANTS.

        1.1 Tangible Net Worth. Maintain a Tangible Net Worth at all times of not less than the sum of (a) Six Hundred Fifty Thousand Dollars ($650,000.00) and (b) the applicable Tangible Net Worth Adjustment amount.

        1.2 Quick Ratio. Maintain a Quick Ratio at all times of not less than the ratio set forth below during the corresponding period set forth below:

                        Period                                  Ratio

        From the date of this Agreement through July 31, 1999   .50:1
        After July 31, 1999 through September 30, 1999          .75:1
        At all times after September 30, 1999                  1.50:1

The Quick Ratio shall be calculated as of the end of each calendar mouth, and shall be based upon the twelve (12) immediately preceding calendar months then ending.

        1.3 Debt-to-Worth Ratio. Maintain a Debt-to-Worth Ratio at all times of not more than the ratio set forth below during the corresponding period set forth below:

                        Period                                  Ratio

        From the date of this Agreement through June 30, 1999   2.50:1
        After June 30, 1999 through September 30, 1999          8.00:1
        After September 30, 1999 through December 31, 1999      1.50:1
        At all times after December 31, 1999                     .50:1

The Debt-to-Worth-Ratio shall be calculated as of the end of each calendar month, and shall be based upon the twelve (12) immediately preceding calendar months then ending.

        1.4 Net Income. Have positive Net Income for the calendar month ending December 31, 1999; and as of the end of each calendar month thereafter commencing January 31, 2000, maintain positive, cumulative Net Income for the twelve (12) immediately preceding calendar months then ending.

                                   EXHIBIT B

[LOGO OF COMERICA APPEARS HERE]

Equipment Note
Variable Rate
Maturity Date-Multiple Advances (Business and Commercial Loans Only)

AMOUNT          NOTE DATE       MATURITY DATE         TAX IDENTIFICATION NUMBER
$2,000,000.00   June 24, 1999   November 13, 2002     75-2737041

On the Maturity Date, as stated above, for value received, the undersigned promise(s) to pay to the order of Comerica Bank-Texas, a Texas banking association ("Bank"), at any office of the Bank in the State of Texas, Two Million Dollars (U.S.) (or that portion of it advanced by the Bank and not repaid as later provided) with interest until maturity, whether by acceleration or otherwise, or until Default, as later defined, at a per annum rate equal to the lesser of (a) the Maximum Rate, as later defined, or (b) Bank's prime rate from time to time in effect plus three-quarters of one percent (.75%), and after that at a rate equal to the rate of interest otherwise prevailing under this Note plus three percent (3%) per annum (but in no event in excess of the Maximum Rate.) If on any day the prime rate for that day plus .75% shall exceed the Maximum Rate for that day, the rate of interest applicable to this Note shall be fixed at the Maximum Rate on that day and on each day thereafter until the total amount of interest accrued on the unpaid principal balance of this Note equals the total amount of interest which would have accrued if there had been no Maximum Rate. The Bank's "prime rate" is that annual rate of interest so designated by the Bank and which is changed by the Bank from time to time. Interest rate changes will be effective for interest computation purposes as and when the Maximum Rate or the Bank's prime rate, as applicable, changes. Subject to the limitations hereinbelow set forth, interest shall be calculated on the basis of a 360-day year for actual number of days the principal is outstanding. Accrued interest on this Note shall be payable on the 13th day of each calendar month, commencing on September 13, 1999, until and including the Maturity Date (set forth above). Equal principal installments in an amount equal to 1/36 of the principal balance outstanding hereunder on November 13, 1999 shall be due and payable on the 13th day of each calendar month, commencing on December 13, 1999, until the Maturity Date (set forth above), when all amounts outstanding under this Note shall be due and payable in full. If the frequency of interest payments is not otherwise specified, accrued interest on this Note shall be payable monthly on the first day of each month. If any payment of principal or interest under this Note shall be payable on a day other than a day on which the Bank is open for business, this payment shall be extended to the next succeeding business day and interest shall be payable at the rate specified in this Note during this extension. A late payment charge equal to a reasonable amount not to exceed five percent (5%) of each late payment may be charged on any payment not received by the Bank within ten (10) calendar days after the payment due date, but acceptance of payment of this charge shall not waive any Default under this Note.

The term "Maximum Rate" as used herein, shall mean at the particular time in question the maximum nonusurious rate of interest which, under applicable law, may then be charged on this Note. If such maximum rate of interest changes after the date hereof, the Maximum Rate shall be automatically increased or decreased, as the case may be, without notice to the undersigned from time to time as of the effective date of each change in such maximum rate.

The principal amount payable under this Note shall be the sum of all advances made by the Bank to or at the request of the undersigned, less principal payments actually received by the Bank. The books and records of the Bank shall be the best evidence of the principal amount and the unpaid interest amount owing at any time under this Note and shall be conclusive absent manifest error. No interest shall accrue under this Note until the date of the first advance made by the Bank; after that interest on all advances shall accrue and be computed on the principal balance outstanding from time to time under this Note until the same is paid in full. Advances under this Note shall be governed by the terms of that certain Credit Agreement (the "Credit Agreement") dated May 13, 1999 between the undersigned and the Bank, as amended by instruments dated effective June 24, 1999 and of even effective date herewith, and this Note is the Equipment Note, as defined in the Credit Agreement.

This Note and any other indebtedness and liabilities of any kind of the undersigned (or any of them) to the Bank, and any and all modifications, renewals or extensions of it, whether joint or several, contingent or absolute, now existing or later arising, and however evidenced and whether incurred voluntarily or involuntarily, known or unknown, or originally payable to the Bank or to a third party and subsequently acquired by Bank including, without limitation, any late charges; loan fees or charges; overdraft indebtedness; costs incurred by Bank in establishing, determining, continuing or defending the validity or priority of any security interest, pledge or other lien or in pursuing any of its rights or remedies under any loan document (or otherwise) or in connection with any proceeding involving the Bank as a result of any financial accommodation to the undersigned (or any of them); and reasonable costs and expenses of attorneys and paralegals, whether any suit or other action is instituted, and to court costs if suit or action is instituted, and whether any such fees, costs or expenses are incurred at the trial court level or on appeal, in bankruptcy, in administrative proceedings, in probate proceedings or otherwise (collectively "Indebtedness"), are secured by and the Bank is granted a security interest in and lien upon all items deposited in any account of any of the undersigned with the Bank and by all proceeds of these items (cash or otherwise), all account balances of any of the undersigned from time to time with the Bank, by all property of any of the undersigned from time to time in the possession of the Bank and by any other collateral, rights and properties described in each and every deed of trust, mortgage, security agreement, pledge, assignment and other security or collateral agreement which has been, or will at any time(s) later be, executed by any (or all) of the undersigned to or for the benefit of the Bank (collectively "Collateral"). Notwithstanding the above, (i) to the extent that any portion of the Indebtedness is a consumer loan, that portion shall not be secured by any deed of trust, mortgage on or other security interest in any of the undersigned's principal dwelling or in any of the undersigned's real property which is not a purchase money security interest as to that portion, unless expressly provided to the contrary in another place, or
(ii) if the undersigned (or any of them) has(have) given or give(s) Bank a deed of trust or mortgage covering California real property, that deed of trust or mortgage shall not secure this Note or any other indebtedness of the undersigned (or any of them), unless expressly provided to the contrary in another place, or
(iii) if the undersigned (or any of them) has (have) given or give(s) the Bank a deed of trust or mortgage covering real property which, under Texas law, constitutes the homestead of such person, that deed of trust or mortgage shall not secure this Note or any other indebtedness of the undersigned (or any of them) unless expressly provided to the contrary in another place.

If an Event of Default (as defined in the Credit Agreement) occurs or if the undersigned (or any of them) or any guarantor under a guaranty of all or part of the Indebtedness ("guarantor") (a) fail(s) to pay any of the Indebtedness when due, by maturity, acceleration or otherwise, or fail(s) to pay any Indebtedness owing on a demand basis upon demand; or (b) fail(s) to comply with any of the terms or provisions of any agreement between the undersigned (or any of them) or any such guarantor and the Bank; or (c) become(s) insolvent or the subject of a voluntary or involuntary proceeding in bankruptcy, or a reorganization, arrangement or creditor composition proceeding, (if a business entity) cease(s) doing business as a going concern, (if a natural person) die(s) or become(s) incompetent, (if a partnership) dissolve(s) or any general partner of it dies, becomes incompetent or becomes the subject of a bankruptcy proceeding or (if a corporation or a limited liability company) is the subject of a dissolution, merger or consolidation; or (d) if any warranty or representation made by any of the undersigned or any guarantor in connection with this Note or any of the Indebtedness shall be discovered to be untrue or incomplete; or (e) if there is any termination, notice of termination, or breach of any guaranty, pledge, collateral assignment or subordination agreement relating to all or any part of the Indebtedness; or (f) if there is any failure by any of the undersigned or any guarantor to pay when due any of its indebtedness (other than to the Bank) or in the observance or performance of any term, covenant or condition in any document evidencing, securing or relating to such indebtedness; or (g) if the Bank deems itself insecure believing that the prospect of payment of this Note or any of the Indebtedness is impaired or shall fear deterioration, removal or waste of any of the Collateral; or (h) if there is filed or issued a levy or writ of attachment or garnishment or other like judicial process upon the undersigned (or any of them) or any guarantor or any of the Collateral, including without limit, any accounts of the undersigned (or any of them) or any guarantor with the Bank, then the Bank, upon the occurrence of any of these events (each a "Default"), may at its option and without prior notice to the undersigned (or any of them), declare any or all of the Indebtedness to be immediately due and payable (notwithstanding any provisions contained in the evidence of it to the contrary), sell or liquidate all or any portion of the Collateral, set off against the Indebtedness any amounts owing by the Bank to the undersigned (or any of them), charge interest at the default rate provided in the document evidencing the relevant Indebtedness and exercise any one or more of the rights and remedies granted to the Bank by any agreement with the undersigned (or any of them) or given to it under applicable law. All payments under this Note shall be in immediately available United States funds, without setoff or counterclaim.

If this Note is signed by two or more parties (whether by all as makers or by one or more as an accommodation party or otherwise), the obligations and undertakings under this Note shall be that of all and any two or more jointly and also of each severally. This Note shall bind the undersigned, and the undersigned's respective heirs, personal representatives, successors and assigns.

The undersigned waive(s) presentment, demand, protest, notice of dishonor, notice of demand or intent to demand, notice of acceleration or intent to accelerate, and all other notices and agree(s) that no extension or indulgence to the undersigned (or any of them) or release, substitution or nonenforcement of any security, or release or substitution of any of the undersigned, any guarantor or any other party, whether with or without notice, shall affect the obligations of any of the undersigned. The undersigned waive(s) all defenses or right to discharge available under Section 3.605 of the Texas Uniform Commercial Code and waive(s) all other suretyship defenses or right to discharge. The undersigned agree(s) that the Bank has the right to sell, assign, or grant participations or any interest in, any or all of the Indebtedness, and that, in connection with this right, but without limiting its ability to make other disclosures to the full extent allowable, the Bank may disclose all documents and information which the Bank now or later has relating to the undersigned or the Indebtedness. The undersigned agree(s) that the Bank may provide information relating to this Note or the Indebtedness or relating to the undersigned to the Bank's parent, affiliates, subsidiaries and service providers.

The undersigned agree(s) to reimburse the holder or owner of this Note upon demand for any and all costs and expenses (including without limit, court costs, legal expenses and reasonable attorneys' fees, whether or not suit is instituted and, if suit is instituted, whether at the trial court level, appellate level, in a bankruptcy, probate or administrative proceeding or otherwise) incurred in collecting or attempting to collect this Note or incurred in any other matter or proceeding relating to this Note.

The undersigned acknowledge(s) and agree(s) that there are no contrary agreements, oral or written, establishing a term of this Note and agree(s) that the terms and conditions of this Note may not be amended, waived or modified except in a writing signed by an officer of the Bank expressly stating that the writing constitutes an amendment, waiver or modification of the terms of this Note. As used in this Note, the word "undersigned" means, individually and collectively, each maker, accommodation party, indorser and other party signing this Note in a similar capacity. If any provision of this Note is unenforceable in whole or part for any reason, the remaining provisions shall continue to be effective. Chapter 346 of the Texas Finance Code (and as the same may be incorporated by reference in other Texas statutes) shall not apply to the Indebtedness evidenced by this Note. THIS NOTE IS MADE IN THE STATE OF TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

This Note and all other documents, instruments and agreements evidencing, governing, securing, guaranteeing or otherwise relating to or executed pursuant to or in connection with this Note or the Indebtedness evidenced hereby (whether executed and delivered prior to, concurrently with or subsequent to this Note), as such documents may have been or may hereafter be amended from time to time (the "Loan Documents") are intended to be performed in accordance with, and only to the extent permitted by, all applicable usury laws. If any provision hereof or of any of the other Loan Documents or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, neither the application of such provision to any other person or circumstance nor the remainder of the instrument in which such provision is contained shall be affected thereby and shall be enforced to the greatest extent permitted by law. It is expressly stipulated and agreed to be the intent of the holder hereof to at all times comply with the usury and other applicable laws now or hereafter governing the interest payable on the indebtedness evidenced by this Note. If the applicable law is ever revised, repealed or judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved or received with respect to the indebtedness evidenced by this Note, or if Bank's exercise of the option to accelerate the maturity of this Note, or if any prepayment by the undersigned or prepayment agreement results (or would, if complied with, result) in the undersigned having paid, contracted for or being charged for any interest in excess of that permitted by law, then it is the express intent of the undersigned and Bank that this Note and the other Loan Documents shall be limited to the extent necessary to prevent such result and all excess amounts theretofore collected by Bank shall be credited on the principal balance of this Note or, if fully paid, upon such other Indebtedness as shall then remaining outstanding (or, if this Note and all other Indebtedness have been paid in full, refunded to the undersigned), and the provisions of this Note and the other Loan Documents shall immediately be deemed reformed and the amounts thereafter collectable hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid, or agreed to be paid, by the undersigned for the use, forbearance, detention, taking, charging, receiving or reserving of the indebtedness of the undersigned to Bank under this Note or arising under or pursuant to the other Loan Documents shall, to the maximum extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the usury ceiling from time to time in effect and applicable to such indebtedness for so long as such indebtedness is outstanding. To the extent federal law permits Bank to contract for, charge or receive a greater amount of interest, Bank will rely on federal law instead of the Texas Finance Code, as supplemented by Texas Credit Title, for the purpose of determining the Maximum Rate. Additionally, to the maximum extent permitted by applicable law now or hereafter in effect, Bank may, at its option and from time to time, implement any other method of computing the Maximum Rate under the Texas Finance Code, as supplemented by Texas Credit Title, or under other applicable law, by giving notice, if required, to the undersigned as provided by applicable law now or hereafter in effect. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Bank to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

This Note is given in part in renewal, extension, and rearrangement, and not in extinguishment, of the unpaid principal balance of that certain Equipment Note (the "Renewed Note") dated May 13, 1999, in the original principal amount of $2,000,000.00, executed by the undersigned, payable to the order of the Bank. All liens, assignments and security interests securing the Renewed Note are hereby ratified, confirmed, renewed, extended, rearranged and brought forward as security for this note, in addition to and cumulative of all other security.

THE UNDERSIGNED AND THE BANK, BY ACCEPTANCE OF THIS NOTE, ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS NOTE OR THE INDEBTEDNESS.

THIS WRITTEN LOAN AGREEMENT (AS DEFINED BY SECTION 26.02 OF THE TEXAS BUSINESS AND COMMERCE CODE) REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE

CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

ASD SYSTEMS, INC., a Texas Corporation   By:  /s/ Norm Charney   Its: President
                                            ------------------- ---------------
     obligor name typed/printed             signature of title  (if applicable)

                                         By:                     Its:
                                            ------------------- ---------------
                                            signature of title  (if applicable)


    3737 Grader, Suite 110,         Garland         Texas           75041
--------------------------------------------------------------------------------
        STREET ADDRESS               CITY           STATE          ZIP CODE


--------------------------------------------------------------------------------
        For Bank Use Only                               CCAR #
--------------------------------------------------------------------------------
LOAN OFFICER INITIALS   LOAN GROUP NAME    OBLIGOR NAME
--------------------------------------------------------------------------------
LOAN OFFICER ID. NO.    LOAN GROUP NO.     OBLIGOR NO.    NOTE NO.    AMOUNT
--------------------------------------------------------------------------------

[LOGO OF COMERICA APPEARS HERE]

Guaranty

As of June 24, 1999, the undersigned, for value received, unconditionally and absolutely guarantee(s) to Comerica Bank-Texas ("Bank"), a Texas banking association, payment when due, whether by stated maturity, demand, acceleration or otherwise, of all existing and future indebtedness

("Indebtedness") to the Bank of ASD Systems, Inc., a Texas corporation ("Borrower"). Indebtedness includes without limit any and all obligations or liabilities of the Borrower to the Bank, whether absolute or contingent, direct or indirect, voluntary or involuntary, liquidated or unliquidated, joint or several, known or unknown; originally payable to the Bank or to a third party and subsequently acquired by the Bank including, without limitation, late charges, loan fees or charges and overdraft indebtedness; any and all indebtedness, obligations or liabilities for which Borrower would otherwise be liable to the Bank were it not for the invalidity, irregularity or unenforceability of them by reason of any bankruptcy, insolvency or other law or order of any kind, or for any other reason; any and all amendments, modifications, renewals and/or extensions of any of the above; and all costs of collecting Indebtedness, including, without limit, attorneys' fees. Any reference in this Guaranty to attorneys' fees shall be deemed a reference to reasonable fees, charges, costs and expenses of counsel and paralegals, whether or not a suit or action is instituted, and to court costs if a suit or action is instituted, and whether attorneys' fees or court costs are incurred at the trial court level, on appeal, in a bankruptcy, administrative or probate proceeding or otherwise. All costs shall be payable immediately by the undersigned when incurred by the Bank, without demand, and until paid shall bear interest a the highest per annum rate applicable to any of the Indebtedness, but not in excess of the maximum rate permitted by law.

1. LIMITATION: The total obligation of the undersigned under this Guaranty is UNLIMITED unless specifically limited in the Additional Provisions of this Guaranty, and this obligation (whether unlimited or limited to the extent specified in the Additional Provisions) shall include, IN ADDITION TO any limited amount of principal guaranteed, all interest on that limited amount, and all costs incurred by the Bank in collection efforts against the Borrower and/or the undersigned or otherwise incurred by the Bank in any way relating to the Indebtedness, or this Guaranty, including without limit attorneys' fees. The undersigned agree(s) that (a) this limitation shall not be a limitation on the amount of Borrower's Indebtedness to the Bank; (b) any payments by the undersigned shall not reduce the maximum liability of the undersigned under this Guaranty unless written notice to that effect is actually received by the Bank at, or prior to, the time of the payment; and
    (c) the liability of the undersigned to the Bank shall at all times be deemed to be the aggregate liability of the undersigned under this Guaranty and any other guaranties previously or subsequently given to the Bank by the undersigned and not expressly revoked, modified or invalidated in writing.

2. NATURE OF GUARANTY: This is a continuing Guaranty of payment and not of collection and remains effective whether the Indebtedness is from time to time reduced and later increased or entirely extinguished and later reincurred. The undersigned deliver(s) this Guaranty based solely on the undersigned's independent investigation of (or decision not to investigate) the financial condition of Borrower and is (are) not relying on any information furnished by the Bank. The undersigned assume(s) full responsibility for obtaining any further information concerning the Borrower's financial condition, the status of the Indebtedness or any other matter which the undersigned may deem necessary or appropriate now or later. The undersigned knowingly accept(s) the full range of risk encompassed in this Guaranty, which risk includes, without limit, the possibility that Borrower may incur Indebtedness to the Bank after the financial condition of the Borrower, or the Borrower's ability to pay debts as they mature, has deteriorated.

3. APPLICATION OF PAYMENTS: The undersigned authorize(s) the Bank, either before or after termination of this Guaranty, without notice to or demand on the undersigned and without affecting the undersigned's liability under this Guaranty, from time to time to: (a) apply any security and direct the order or manner of sale; and (b) apply payments received by the Bank from the Borrower to any indebtedness of the Borrower to the Bank, in such order as the Bank shall determine in its sole discretion, whether or not this indebtedness is covered by this Guaranty, and the undersigned waive(s) any provision of law regarding application of payments which specifies otherwise. The undersigned agree(s) to provide to the Bank copies of the undersigned's financial statements upon request.

4. SECURITY: The undersigned pledge(s), assign(s) and grant(s) to the Bank a security interest in and lien upon and the right of setoff as to any and all property of the undersigned now or later in the possession of the Bank. The undersigned further assign(s) to the Bank as collateral for the obligations of the undersigned under this Guaranty all claims of any nature that the undersigned now or later has (have) against the Borrower (other than any claim under a deed of trust or mortgage covering California real property) with full right on the part of the Bank, in its own name or in the name of the undersigned, to collect and enforce these claims. The undersigned agree(s) that no security now or later held by the Bank for the payment of any Indebtedness, whether from the Borrower, any guarantor, or otherwise, and whether in the nature of a security interest, pledge, lien, assignment, setoff, suretyship, guaranty, indemnity, insurance or otherwise, shall affect in any manner the unconditional obligation of the undersigned under this Guaranty, and the Bank, in its sole discretion, without notice to the undersigned, may release, exchange, enforce and otherwise deal with any security without affecting in any manner the unconditional obligation of the undersigned under this Guaranty. The undersigned acknowledge(s) and agree(s) that the Bank has no obligation to acquire or perfect any lien on or security interest in any asset(s), whether realty or personalty, to secure payment of the Indebtedness, and the undersigned is (are) not relying upon any asset(s) in which the Bank has or may have a lien or security interest for payment of the Indebtedness.

5. OTHER GUARANTORS: If any Indebtedness is guaranteed by two or more guarantors, the obligation of the undersigned shall be several and also joint, each with all and also each with any one or more of the others, and may be enforced at the option of the Bank against each severally, any two or more jointly, or some severally and some jointly. The Bank, in its sole discretion, may release any one or more of the guarantors for any consideration which it deems adequate, and may fail or elect not to prove a claim against the estate of any bankrupt, insolvent, incompetent or deceased guarantor; and after that, without notice to any guarantor, the Bank may extend or renew any or all Indebtedness and may permit the Borrower to incur additional Indebtedness, without affecting in any manner the unconditional obligation of the remaining guarantor(s). The undersigned acknowledge(s) that the effectiveness of this Guaranty is not conditioned on any or all of the indebtedness being guaranteed by anyone else.

6. TERMINATION: Any of the undersigned may terminate their obligation under this Guaranty as to future Indebtedness (except as provided below) by (and only by) delivering written notice of termination to an officer of the Bank and receiving from an officer of the Bank written acknowledgement of delivery; provided, however, the termination shall not be effective until the opening of business on the fifth (5th) day ("effective date") following written acknowledgement of delivery. Any termination shall not affect in any way the unconditional obligations of the remaining guarantor(s), whether or not the termination is known to the remaining guarantor(s). Any termination shall not affect in any way the unconditional obligations of the terminating guarantor(s) as to any Indebtedness existing at the effective date of termination or any Indebtedness created after that pursuant to any commitment or agreement of the Bank or pursuant to any Borrower loan with the Bank existing at the effective date of termination (whether advances or readvances by the Bank after the effective date of termination are optional or obligatory), or any modifications, extensions or renewals of any of this Indebtedness, whether in whole or in part, and as to all of this Indebtedness and modifications, extensions or renewals of it, this Guaranty shall continue effective until the same shall have been fully paid. The Bank has no duty to give notice of termination by any guarantor(s) to any remaining guarantor(s). The undersigned shall indemnify the Bank against all claims, damages, costs and expenses, INCLUDING ANY CLAIMS, DAMAGES, COSTS AND EXPENSES RESULTING FROM BANK'S OWN NEGLIGENCE, except and to the extent (but only to the extent) caused by Bank's gross negligence or wilful misconduct, including, without limit, attorneys' fees, incurred by the Bank in connection with any suit, claim or action against the Bank arising out of any modification or termination of a Borrower loan or any refusal by the Bank to extend additional credit in connection with the termination of this Guaranty.

7. REINSTATEMENT: Notwithstanding any prior revocation, termination, surrender or discharge of this Guaranty (or of any lien, pledge or security interest securing this Guaranty) in whole or in part, the effectiveness of this Guaranty, and of all liens, pledges and security interests securing this Guaranty, shall automatically continue or be reinstated in the event that any payment received or credit given by the Bank in respect of the Indebtedness is returned, disgorged or rescinded under any applicable state or federal law, including, without limitation, laws pertaining to bankruptcy or insolvency, in which case this Guaranty, and all liens, pledges and security interests securing this Guaranty, shall be enforceable against the undersigned as if the returned, disgorged or rescinded payment or credit had not been received or given by the Bank, and whether or not the Bank relied upon this payment or credit or changed its position as a consequence of it. In the event of continuation or reinstatement of this Guaranty and the liens, pledges and security interests securing it, the undersigned agree(s) upon demand by the Bank, to execute and deliver to the Bank those documents which the Bank determines are appropriate to further evidence (in the public records or otherwise) this continuation or reinstatement, although the failure of the undersigned to do so shall not affect in any way the reinstatement or continuation. If the undersigned do(es) not execute and deliver to the Bank upon demand such documents, the Bank and each Bank officer is irrevocably appointed (which appointment is coupled with an interest) the true and lawful attorney of the undersigned (with full power of substitution) to execute and deliver such documents in the name and on behalf of the undersigned.

8. WAIVERS: The undersigned waive(s) any right to require the Bank to: (a) proceed against any person or property; (b) give notice of the terms, time and place of any public or private sale of personal property security held from the Borrower or any other person, or otherwise comply with the provisions of Section 9.504 of the Texas or other applicable Uniform Commercial Code; or (c) pursue any other remedy in the Bank's power. The undersigned waive(s) notice of acceptance of this Guaranty and presentment, demand, protest, notice of protest, dishonor, notice of dishonor, notice of default, notice of intent to accelerate or demand payment or notice of acceleration of any Indebtedness, any and all other notices to which the undersigned might otherwise be entitled, and diligence in collecting any Indebtedness, and all rights of a guarantor under Rule 31, Texas Rules of Civil Procedure, Chapter 34 of the Texas Business and Commerce Code, or
    Section 17.001 of the Texas Civil Practice and Remedies Code, and agree(s) that the Bank may, once or any number of times, modify the terms of any Indebtedness, compromise, extend, increase, accelerate, renew or forbear to enforce payment of any or all Indebtedness, or permit the Borrower to incur additional Indebtedness, all without notice to the undersigned and without affecting in any manner the unconditional obligation of the undersigned under this Guaranty.

    The undersigned unconditionally and irrevocably waive(s) each and every defense and setoff of any nature which, under principles of guaranty or otherwise, would operate to impair or diminish in any way the obligation of the undersigned under this Guaranty, and acknowledge(s) that each such waiver is by this reference incorporated into each security agreement, collateral assignment, pledge and/or other document from the undersigned now or later securing this Guaranty and/or the Indebtedness, and acknowledge(s) that as of the date of this Guaranty no such defense or setoff exists.

9. WAIVER OF SUBROGATION: The undersigned waive(s) any and all rights (whether by subrogation, indemnity, reimbursement, or otherwise) to recover from the Borrower any amounts paid by the undersigned pursuant to this Guaranty until the Indebtedness has been paid in full.

10. SALE/ASSIGNMENT: The undersigned acknowledge(s) that the Bank has the right to sell, assign, transfer, negotiate, or grant participations in all or any part of the Indebtedness and any related obligations, including, without limit, this Guaranty, without notice to the undersigned and that the Bank may disclose any documents and information which the Bank now has or later acquires relating to the undersigned or to the Borrower or the Indebtedness in connection with such sale, assignment, transfer, negotiation, or grant. The undersigned agree(s) that the Bank may provide information relating to this Guaranty or relating to the undersigned to the Bank's parent, affiliates, subsidiaries and service providers.

11. GENERAL: This Guaranty constitutes the entire agreement of the undersigned and the Bank with respect to the subject matter of this Guaranty. No waiver, consent, modification or change of the terms of the Guaranty shall bind any of the undersigned or the Bank unless in writing and signed by the waiving party or an authorized officer of the waiving party, and then this waiver, consent, modification or change shall be effective only in the specific instance and for the specific purpose given. This Guaranty shall inure to the benefit of the Bank and its successors and assigns and shall be binding on the undersigned and the undersigned's heirs, legal representatives, successors and assigns including, without limit, any debtor in possession or trustee in bankruptcy for any of the undersigned. The undersigned has (have) knowingly and voluntarily entered into this Guaranty in good faith for the purpose of inducing the Bank to extend credit or make other financial accommodations to the Borrower. If any provision of this Guaranty is unenforceable in whole or in part for any reason, the remaining provisions shall continue to be effective. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

12. HEADINGS: Headings in this Agreement are included for the convenience of reference only and shall not constitute a part of this Agreement for any purpose.

13.  ADDITIONAL PROVISIONS:

     (a) The total obligation of the undersigned under this Guaranty shall not exceed $2,500,000.00, plus all interest on that amount and all costs incurred by the Bank in collection efforts against the Borrower and/or the undersigned, including, without limitation, reasonable attorneys' fees.

     (b) The undersigned agrees at all times to maintain unencumbered liquid assets (i.e.; cash and publically-traded securities) of not less than $2,000,000.00, and promptly upon the written request of the Bank from time to time, the undersigned agrees to furnish the Bank with satisfactory written evidence to confirm that the undersigned is in compliance with such liquidity requirement.

     (c) The undersigned agrees that at all times that it shall not create or suffer to exist any lien against, security interest in or collateral assignment of any of its liquid assets of the type described in the preceeding paragraph which are now or heresfter owned by the undersigned.

     (d) This Guaranty is given in substitution and replacement of that certain Guaranty dated May 13, 1999, executed by the undersigned in favor of the Bank in connection with indebtedness of the Borrower to the Bank.

14. JURY TRIAL WAIVER: THE UNDERSIGNED AND BANK, BY ACCEPTANCE OF THIS GUARANTY, ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS GUARANTY OR THE INDEBTEDNESS.

15. THIS WRITTEN LOAN AGREEMENT (AS DEFINED BY SECTION 26.02 OF THE TEXAS BUSINESS AND COMMERCE CODE) REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO WRITTEN OR ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, Guarantor(s) has (have) signed and delivered this Guaranty the day and year first written above.

                                        GUARANTOR(S): NORM CHARNEY
                                                     -------------------------
                                             GUARANTOR NAME TYPED/PRINTED

                                        By: /s/ NORM CHARNEY
                                           -----------------------------------
                                                SIGNATURE OF NORM CHARNEY

                                        GUARANTOR'S ADDRESS:

                                        3737 Grader, Suite 110
                                        -----------------------------------
                                        STREET ADDRESS

                                        Garland     Texas       75041
                                        -----------------------------------
                                        CITY        STATE      ZIP CODE

[LOGO OF COMERICA APPEARS HERE]

Master Revolving Note
Variable Rate-Maturity Date (Business and Commercial Loans Only)

AMOUNT          NOTE DATE       MATURITY DATE   TAX IDENTIFICATION NUMBER
$2,000,000.00   June 24, 1999   May 13, 2000    75-2737041


On the Maturity Date, as stated above, for value received, the undersigned promise(s) to pay to the order of Comerica Bank-Texas, a Texas banking association ("Bank"), at any office of the Bank in the State of Texas, Two Million Dollars (U.S.) (or that portion of it advanced by the Bank and not repaid as later provided) with interest until maturity, whether by acceleration or otherwise, or until Default, as later defined, at a per annum rate equal to the lesser of (a) the Maximum Rate, as later defined, or (b) Bank's prime rate from time to time in effect plus three-quarters of one percent (.75%), and after that at a rate equal to the rate of interest otherwise prevailing under this Note plus three percent (3%) per annum (but in no event in excess of the Maximum Rate.) If on any day the prime rate for that day plus .75% shall exceed the Maximum Rate for that day, the rate of interest applicable to this Note shall be fixed at the Maximum Rate on that day and on each day thereafter until the total amount of interest accrued on the unpaid principal balance of this Note equals the total amount of interest which would have accrued if there had been no Maximum Rate. The Bank's "prime rate" is that annual rate of interest so designated by the Bank and which is changed by the Bank from time to time. Interest rate changes will be effective for interest computation purposes as and when the Maximum Rate or the Bank's prime rate, as applicable, changes. Subject to the limitations hereinbelow set forth, interest shall be calculated on the basis of a 360-day year for actual number of days the principal is outstanding. Accrued interest on this Note shall be payable on the 13th day of each calendar month, commencing on September 13, 1999, until the Maturity Date (set forth above), when all amounts outstanding under this Note shall be due and payable in full. If the frequency of interest payments is not otherwise specified, accrued interest on this Note shall be payable monthly on the first day of each month. If any payment of principal or interest under this Note shall be payable on a day other than a day on which the Bank is open for business, this payment shall be extended to the next succeeding business day and interest shall be payable at the rate specified in this Note during this extension. A late payment charge equal to a reasonable amount not to exceed five percent (5%) of each late payment may be charged on any payment not received by the Bank within ten (10) calendar days after the payment due date, but acceptance of payment of this charge shall not waive any Default under this Note.

The term "Maximum Rate" as used herein, shall mean at the particular time in question the maximum nonusurious rate of interest which, under applicable law, may then be charged on this Note. If such maximum rate of interest changes after the date hereof, the Maximum Rate shall be automatically increased or decreased, as the case may be, without notice to the undersigned from time to time as of the effective date of each change in such maximum rate.

The principal amount payable under this Note shall be the sum of all advances made by the Bank to or at the request of the undersigned, less principal payments actually received by the Bank. The books and records of the Bank shall be the best evidence of the principal amount and the unpaid interest amount owing at any time under this Note and shall be conclusive absent manifest error. No interest shall accrue under this Note until the date of the first advance made by the Bank; after that interest on all advances shall accrue and be computed on the principal balance outstanding from time to time under this Note until the same is paid in full. Advances under this Note shall be governed by the terms of that certain Credit Agreement (the "Credit Agreement") dated May 13, 1999 between the undersigned and the Bank, as amended by instruments dated effective June __, 1999 and of even effective date herewith, and this Note is the Revolving Credit Note, as defined in the Credit Agreement.

This Note and any other indebtedness and liabilities of any kind of the undersigned (or any of them) to the Bank, and any and all modifications, renewals or extensions of it, whether joint or several, contingent or absolute, now existing or later arising, and however evidenced and whether incurred voluntarily or involuntarily, known or unknown, or originally payable to the Bank or to a third party and subsequently acquired by Bank including, without limitation, any late charges; loan fees or charges; overdraft indebtedness; costs incurred by Bank in establishing, determining, continuing or defending the validity or priority of any security interest, pledge or other lien or in pursuing any of its rights or remedies under any loan document (or otherwise) or in connection with any proceeding involving the Bank as a result of any financial accommodation to the undersigned (or any of them); and reasonable costs and expenses of attorneys and paralegals, whether any suit or other action is instituted, and to court costs if suit or action is instituted, and whether any such fees, costs or expenses are incurred at the trial court level or on appeal, in bankruptcy, in administrative proceedings, in probate proceedings or otherwise (collectively "Indebtedness"), are secured by and the Bank is granted a security interest in and lien upon all items deposited in any account of any of the undersigned with the Bank and by all proceeds of these items (cash or otherwise), all account balances of any of the undersigned from time to time with the Bank, by all property of any of the undersigned from time to time in the possession of the Bank and by any other collateral, rights and properties described in each and every deed of trust, mortgage, security agreement, pledge, assignment and other security or collateral agreement which has been, or will at any time(s) later be, executed by any (or all) of the undersigned to or for the benefit of the Bank (collectively "Collateral"). Notwithstanding the above, (i) to the extent that any portion of the Indebtedness is a consumer loan, that portion shall not be secured by any deed of trust, mortgage on or other security interest in any of the undersigned's principal dwelling or in any of the undersigned's real property which is not a purchase money security interest as to that portion, unless expressly provided to the contrary in another place, or (ii) if the undersigned (or any of them) has(have) given or give(s) Bank a deed of trust or mortgage covering California real property, that deed of trust or mortgage shall not secure this Note or any other indebtedness of the undersigned (or any of them), unless expressly provided to the contrary in another place, or (iii) if the undersigned (or any of them) has (have) given or give(s) the Bank a deed of trust or mortgage covering real property which, under Texas law, constitutes the homestead of such person, that deed of trust or mortgage shall not secure this Note or any other indebtedness of the undersigned (or any of them) unless expressly provided to the contrary in another place.

If an Event of Default (as defined in the Credit Agreement) occurs or if the undersigned (or any of them) or any guarantor under a guaranty of all or part of the Indebtedness ("guarantor") (a) fail(s) to pay any of the Indebtedness when due, by maturity, acceleration or otherwise, or fail(s) to pay any Indebtedness owing on a demand basis upon demand; or (b) fail(s) to comply with any of the terms or provisions of any agreement between the undersigned (or any of them) or any such guarantor and the Bank; or (c) become(s) insolvent or the subject of a voluntary or involuntary proceeding in bankruptcy, or a reorganization, arrangement or creditor composition proceeding, (if a business entity) cease(s) doing business as a going concern, (if a natural person) die(s) or become(s) incompetent, (if a partnership) dissolve(s) or any general partner of it dies, becomes incompetent or becomes the subject of a bankruptcy proceeding or (if a corporation or a limited liability company) is the subject of a dissolution, merger or consolidation; or (d) if any warranty or representation made by any of the undersigned or any guarantor in connection with this Note or any of the Indebtedness shall be discovered to be untrue or incomplete; or (e) if there is any termination, notice of termination, or breach of any guaranty, pledge, collateral assignment or subordination agreement relating to all or any part of the Indebtedness; or (f) if there is any failure by any of the undersigned or any guarantor to pay when due any of its indebtedness (other than to the Bank) or in the observance or performance of any term, covenant or condition in any document evidencing, securing or relating to such indebtedness; or (g) if the Bank deems itself insecure believing that the prospect of payment of this Note or any of the Indebtedness is impaired or shall fear deterioration, removal or waste of any of the Collateral; or (h) if there is filed or issued a levy or writ of attachment or garnishment or other like judicial process upon the undersigned (or any of them) or any guarantor or any of the Collateral, including without limit, any accounts of the undersigned (or any of them) or any guarantor with the Bank, then the Bank, upon the occurrence of any of these events (each a "Default"), may at its option and without prior notice to the undersigned (or any of them), declare any or all of the Indebtedness to be immediately due and payable (notwithstanding any provisions contained in the evidence of it to the contrary), sell or liquidate all or any portion of the Collateral, set off against the Indebtedness any amounts owing by the Bank to the undersigned (or any of them), charge interest at the default rate provided in the document evidencing the relevant Indebtedness and exercise any one or more of the rights and remedies granted to the Bank by any agreement with the undersigned (or any of them) or given to it under applicable law. All payments under this Note shall be in immediately available United States funds, without setoff or counterclaim.

If this Note is signed by two or more parties (whether by all as makers or by one or more as an accommodation party or otherwise), the obligations and undertakings under this Note shall be that of all and any two or more jointly and also of each severally. This Note shall bind the undersigned, and the undersigned's respective heirs, personal representatives, successors and assigns.

The undersigned waive(s) presentment, demand, protest, notice of dishonor, notice of demand or intent to demand, notice of acceleration or intent to accelerate, and all other notices and agree(s) that no extension or indulgence to the undersigned (or any of them) or release, substitution or nonenforcement of any security, or release or substitution of any of the undersigned, any guarantor or any other party, whether with or without notice, shall affect the obligations of any of the undersigned. The undersigned waive(s) all defenses or right to discharge available under Section 3.605 of the Texas Uniform Commercial Code and waive(s) all other suretyship defenses or right to discharge. The undersigned agree(s) that the Bank has the right to sell, assign, or grant participations or any interest in, any or all of the Indebtedness, and that, in connection with this right, but without limiting its ability to make other disclosures to the full extent allowable, the Bank may disclose all documents and information which the Bank now or later has relating to the undersigned or the Indebtedness. The undersigned agree(s) that the Bank may provide information relating to this Note or the Indebtedness or relating to the undersigned to the Bank's parent, affiliates, subsidiaries and service providers.

The undersigned agree(s) to reimburse the holder or owner of this Note upon demand for any and all costs and expenses (including without limit, court costs, legal expenses and reasonable attorneys' fees, whether or not suit is instituted and, if suit is instituted, whether at the trial court level, appellate level, in a bankruptcy, probate or administrative proceeding or otherwise) incurred in collecting or attempting to collect this Note or incurred in any other matter or proceeding relating to this Note.

The undersigned acknowledge(s) and agree(s) that there are no contrary agreements, oral or written, establishing a term of this Note and agree(s) that the terms and conditions of this Note may not be amended, waived or modified except in a writing signed by an officer of the Bank expressly stating that the writing constitutes an amendment, waiver or modification of the terms of this Note. As used in this Note, the word "undersigned" means, individually and collectively, each maker, accommodation party, indorser and other party signing this Note in a similar capacity. If any provision of this Note is unenforceable in whole or part for any reason, the remaining provisions shall continue to be effective. Chapter 346 of the Texas Finance Code (and as the same may be incorporated by reference in other Texas statutes) shall not apply to the Indebtedness evidenced by this Note. THIS NOTE IS MADE IN THE STATE OF TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLE.

This Note and all other documents, instruments and agreements evidencing, governing, securing, guaranteeing or otherwise relating to or executed pursuant to or in connection with this Note or the Indebtedness evidenced hereby (whether executed and delivered prior to, concurrently with or subsequent to this Note), as such documents may have been or may hereafter be amended from time to time (the "Loan Documents") are intended to be performed in accordance with, and only to the extent permitted by, all applicable usury laws. If any provision hereof or of any of the other Loan Documents or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, neither the application of such provision to any other person or circumstance nor the remainder of the instrument in which such provision is contained shall be affected thereby and shall be enforced to the greatest extent permitted by law. It is expressly stipulated and agreed to be the intent of the holder hereof to at all times comply with the usury and other applicable laws now or hereafter governing the interest payable on the indebtedness evidenced by this Note. If the applicable law is ever revised, repealed or judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved or received with respect to the indebtedness evidenced by this Note, or if Bank's exercise of the option to accelerate the maturity of this Note, or if any prepayment by the undersigned or prepayment agreement results (or would, if complied with, result) in the undersigned having paid, contracted for or being charged for any interest in excess of that permitted by law, then it is the express intent of the undersigned and Bank that this Note and the other Loan Documents shall be limited to the extent necessary to prevent such result and all excess amounts theretofore collected by Bank shall be credited on the principal balance of this Note or, if fully paid, upon such other Indebtedness as shall then remaining outstanding (or, if this Note and all other Indebtedness have been paid in full, refunded to the undersigned), and the provisions of this Note and the other Loan Documents shall immediately be deemed reformed and the amounts thereafter collectable hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid, or agreed to be paid, by the undersigned for the use, forbearance, detention, taking, charging, receiving or reserving of the indebtedness of the undersigned to Bank under this Note or arising under or pursuant to the other Loan Documents shall, to the maximum extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the usury ceiling from time to time in effect and applicable to such indebtedness for so long as such indebtedness is outstanding. To the extent federal law permits Bank to contract for, charge or receive a greater amount of interest, Bank will rely on federal law instead of the Texas Finance Code, as supplemented by Texas Credit Title, for the purpose of determining the Maximum Rate. Additionally, to the maximum extent permitted by applicable law now or hereafter in effect, Bank may, at its option and from time to time, implement any other method of computing the Maximum Rate under the Texas Finance Code, as supplemented by Texas Credit Title, or under other applicable law, by giving notice, if required, to the undersigned as provided by applicable law now or hereafter in effect. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Bank to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

This Note is given in part in renewal, extension, and rearrangement, and not in extinguishment, of the unpaid principal balance of that certain Master Revolving Note (the "Renewed Note") dated May 13, 1999, in the original principal amount of $1,000,000.00, executed by the undersigned, payable to the order of the Bank. All liens, assignments and security interests securing the Renewed Note are hereby ratified, confirmed, renewed, extended, rearranged and brought forward as security for this Note, in addition to and cumulative of all other security.

THE UNDERSIGNED AND THE BANK, BY ACCEPTANCE OF THIS NOTE, ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS NOTE OR THE INDEBTEDNESS.

THIS WRITTEN LOAN AGREEMENT (AS DEFINED BY SECTION 26.02 OF THE TEXAS BUSINESS AND COMMERCE CODE) REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

ASD SYSTEMS, INC., a Texas Corporation    By: /s/ Norm Charney    Its: President
                                                                  --------------
     OBLIGOR NAME TYPED/PRINTED              SIGNATURE OF            TITLE (if
                                                                     applicable)

                                          By:                     Its:
                                                                  --------------
                                             SIGNATURE OF            TITLE (if
                                                                    applicable)


3737 Grader, Suite 110,         Garland         Texas                 75041
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STREET ADDRESS                   CITY           STATE                ZIP CODE

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        For Bank Use Only                               CCAR #
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LOAN OFFICER INITIALS   LOAN GROUP NAME    OBLIGOR NAME
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LOAN OFFICER ID. NO.    LOAN GROUP NO.     OBLIGOR NO.    NOTE NO.    AMOUNT
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